GOING BEYOND

Regency Energy Partners LP
Third Quarter Earnings Release
November 3, 2011

REGENCY
ENERGY PARTNERS

Forward-Looking Statements

Certain matters discussed in this report include "forward-looking" statements. Forward-looking statements are identified as any statement that does not relate strictly to historical or current facts. Statements using words such as "anticipate," "believe," "intend," "project," "plan," "expect," "continue," "estimate," "goal," "forecast," "may" or similar expressions help identify forward-looking statements. Although we believe our forward-looking statements are based on reasonable assumptions and current expectations and projections about future events, we cannot give assurances that such expectations will prove to be correct. Forward-looking statements are subject to a variety of risks, uncertainties and assumptions. Additional risks include, volatility in the price of oil, natural gas, and natural gas liquids, declines in the credit markets and the availability of credit for the Partnership as well as for producers connected to the Partnership's system and its customers, the level of creditworthiness of, and performance by the Partnership's counterparties and customers, the Partnership's ability to access capital to fund organic growth projects and acquisitions, and the Partnership's ability to obtain debt and equity financing on satisfactory terms, the Partnership's use of derivative financial instruments to hedge commodity and interest rate risks, the amount of collateral required to be posted from time-to-time in the Partnership's transactions, changes in commodity prices, interest rates, and demand for the Partnership's services, changes in laws and regulations impacting the midstream sector of the natural gas industry, weather and other natural phenomena, industry changes including the impact of consolidations and changes in competition, the Partnership's ability to obtain required approvals for construction or modernization of the Partnership's facilities and the timing of production from such facilities, and the effect of accounting pronouncements issued periodically by accounting standard setting boards. Therefore, actual results and outcomes may differ materially from those expressed in such forward-looking information.

In light of these risks, uncertainties and assumptions, the events described in the forward-looking statements might not occur or might occur to a different extent or at a different time than the Partnership has described. The Partnership undertakes no obligation to update publicly or to revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Third-Quarter Highlights

Key Highlights
➢ Increased adjusted EBITDA by 25% over the third quarter of 2011
➢ Completed public offering of 11.5 million of common units in October, raising approximately $230 million of proceeds
➢ Increased third-quarter cash distribution to $0.455 per outstanding common unit
➢ Invested approximately $134 million in organic growth capital expenditures during the third quarter

Regency South Texas Expansion Plans



San Antonio
Fashing Plant
Tilden Plant
Adding 100 GPM treating capacity

Eagle Ford Expansion – Key Highlights	
Miles of Gathering Pipeline	400
Compression (HP)	125,000
Gas and Condensate Terminals	4

Other South Texas Expansion Activity	Capacity
Tilden Treating Plant Expansion	Incremental 100 GPM

Lean and Sour — Rich and Sweet — Rich and Sour — Eagle Ford Gathering Expansion — Lone Star NGL Expansion

Upon completion of the Eagle Ford and Tilden expansions, Regency's entire south Texas system will be capable of gathering, compressing, treating and transporting up to 1 Bcf/d of natural gas and 26,500 Bbls/d of condensate to downstream outlets

Growth Project Update

Lone Star Mont Belvieu Fractionator

- 100,000 Bbl/d NGL fractionator to be constructed at Mont Belvieu
- Additional Y-grade liquids storage facilities to be developed
- A substantial amount of the fractionation capacity will be utilized for NGLs from ETP's Jackson plant
- Estimated cost of $390 million[1]
- Expected in-service Q1 2013

West Texas Gateway (NGL) Pipeline

- Approximately 570 miles of 16-inch pipe with a capacity of 209,000 bpd
- Originating in Winkler County and terminating in Jackson County, Texas
- Lone Star will secure capacity through ETP's NGL pipeline from Jackson County to Mont Belvieu
- Estimated cost of $917 million[1]
- Estimated in-service Q1 2013


MISSOURI
OKLAHOMA
ARKANSAS
MISSISSIPPI
LOUISIANA
TEXAS
COAHUILA
RGP Plant Facility
LDH Storage Facility
LDH Fractionators
RGP Intrastate LP
RGP Gathering System
Midcontinent Express
Lone Star NGL LLC
Lone_Star_Expansion
ETC Pipeline

1 Total project costs. Regency is responsible for 30%

Third-Quarter Performance



Third-Quarter Performance

REGENCY ENERGY PARTNERS

- Comparing the third quarter of 2011 to the third quarter of 2010, adjusted EBITDA increased approximately 25%

Adjusted EBITDA[1]



$ in millions
$120
$100
$80
$60
$40
$20
$0
$62
$74
$90
$102
$92
$103
$112
Q1 2010
Q2 2010
Q3 2010
Q4 2010
Q1 2011
Q2 2011
Q3 2011

1 Adjusted EBITDA varies from previously disclosed amounts as a result of the inclusion of non-cash unit based compensation as a reconciling item to adjusted EBITDA; includes only Regency's proportionate share of Joint Venture adjusted EBITDA

Gathering and Processing Segment

- Volumes increased approximately 36% from the third quarter of 2010 to the third quarter of 2011, primarily driven by growth in the south Texas and west Texas regions



Gathering and Processing Throughput and Adjusted Segment Margin[1]
MMBtu/d (000's)
1,400
1,300
1,200
1,100
1,000
900
800
700
600
500
$ in millions
$80
$75
$70
$65
$60
$55
$50
$45
$40
$35
1,005
1,002
951
1,030
1,006
1,063
1,293
$55
$55
$57
$60
$52
$53
$65
Q1 2010
Q2 2010
Q3 2010
Q4 2010
Q1 2011
Q2 2011
Q3 2011[2]
Gathering & Processing Throughput
Gathering & Processing Adjusted Segment Margin

1 Amounts differ from previously disclosed amounts due to the presentation as discontinued operations for the disposition of east Texas assets
2 Includes 111,000 MMBtu/d of volumes that are counted twice under two contracts in separate assets

Joint Ventures Segment

REGENCY ENERGY PARTNERS

- Joint Ventures adjusted EBITDA increased to $56 million for the third quarter of 2011, compared to $25 million for the third quarter of 2010, primarily due to the acquisition of the Lone Star Joint Venture
- During the third quarter, Regency increased its ownership interest in the MEP Joint Venture to 50%

Joint Ventures Segment Adjusted EBITDA[1]



$ in millions
$60
$50
$40
$30
$20
$10
$0
$11
$25
$43
$44
$44
$55
$56
Q1 2010
Q2 2010
Q3 2010
Q4 2010
Q1 2011
Q2 2011
Q3 2011
Haynesville JV
MEP JV [2]
Lone Star JV

1 Includes Regency's proportionate ownership share of adjusted EBITDA
2 Regency increased its ownership interest in MEP to 50% during the third quarter of 2011

Contract Compression Segment


Revenue Generating Horsepower
Revenue Generating Horsepower (in thousands)
900
800
700
600
500
400
300
200
100
-
714
727
754
767
762
758
769
$32
$32
$33
$35
$35
$34
$35
Q1 2010
Q2 2010
Q3 2010
Q4 2010
Q1 2011
Q2 2011[1]
Q3 2011[1]
$60
$55
$50
$45
$40
$35
$30
$25
$20
$15
$10
Segment Margin ($ in millions)
Compression Segment Owned - External
Segment Margin[2]

1 In the second and third quarters of 2011, certain compression units were transferred from the Contract Compression segment to the Gathering and Processing segment, resulting in a decrease in inter-segment transactions between the segments

2 Segment margin excludes margin from horsepower owned and operated on behalf of our Gathering and Processing segment, as well as horsepower owned by our Gathering and Processing segment, which is eliminated upon consolidation. Amounts were $5 million, $6 million, $6 million, $6 million, $7 million, $3 million and $3 million for periods presented, respectively

Contract Treating Segment

- For the third quarter of 2011, segment margin for the Contract Treating segment was $7 million
- As of September 30, 2011, the Contract Treating segment's revenue generating GPM was 3,468

Revenue Generating Gallons Per Minute (GPM)



Revenue Generating GPM
3,600
3,400
3,200
3,000
2,800
2,600
2,400
2,200
2,000
3,093
3,431
3,268
3,368
3,468
$3
$9
$7
$8
$7
Q3 2010[1]
Q4 2010
Q1 2011
Q2 2011
Q3 2011
$20
$18
$16
$14
$12
$10
$8
$6
$4
$2
$0
Segment Margin ($ in millions)
Revenue Generating GPM
Segment Margin

1 Regency acquired the Contract Treating segment in September 2010

Diverse Portfolio

- Our target is to maintain over 80% of fee-based adjusted segment margin


2009 Adjusted Segment Margin
2%
27%
71%
2010 Adjusted Segment Margin
3%
21%
76%
2011E Adjusted Segment Margin[1]
7%
11%
82%
Fee-based
Hedged Commodity
Unhedged Commodity

1 Inclusive of the Lone Star Joint Venture; as of 5/1/2011

Liquidity Position

- In October 2011, Regency completed a public offering of 11.5 million of common units, raising approximately $230 million to refinance revolver borrowings

Capitalization			
($ in millions)	6/30/2011	9/30/2011	Pro Forma for Equity Offering
Cash	$3	$5	$5
Long-Term Debt			
Revolving Credit Facility	$330	$445	$213
Senior Notes Due 2016	256	255	255
Senior Notes Due 2018	600	600	600
Senior Notes Due 2021	500	500	500
Total Long-Term Debt	**$1,686**	**$1,800**	**$1,568**
Series A Convertible Redeemable Preferred Units	$71	$71	$71
Partners' Capital[1]	$3,356	$3,332	$3,564
Noncontrolling Interest	32	33	33
Total Capitalization	**$5,145**	**$5,236**	**$5,236**

Approximately $630 million of availability under revolving credit facility at the end of October 2011

1 Includes common units, general partner interest and accumulated other comprehensive loss

Q&A



Appendix



Commodity Price Risk Management

- We utilize a comprehensive hedging program to mitigate exposure

NGL Equity Production vs. Hedged



Bbl/d
5,000
4,000
3,000
2,000
1,000
-
93%
91%
77%
62%
49%
25%
13%
Q3 2011
Q4 2011
Q1 2012
Q2 2012
Q3 2012
Q4 2012
Q1 2013
Equity Length
Hedge Volume

Condensate Equity Production vs. Hedged



Bbl/d
1,000
800
600
400
200
-
87%
79%
70%
68%
68%
70%
36%
35%
35%
24%
12%
Q3 2011
Q4 2011
Q1 2012
Q2 2012
Q3 2012
Q4 2012
Q1 2013
Q2 2013
Q3 2013
Q4 2013
Q1 2014
Equity Production
Hedge Volume

Natural Gas Production vs. Hedged



MMBtu/d
12,000
10,000
8,000
6,000
4,000
2,000
-
42%
49%
30%
31%
43%
46%
Q3 2011
Q4 2011
Q1 2012
Q2 2012
Q3 2012
Q4 2012
Equity Length
Hedge Volume

- Approximately 18% of Regency's segment margin is currently subject to commodity exposure, of which over half is hedged

Commodity Price Risk Management

REGENCY ENERGY PARTNERS

Executed Hedges by Product[1]	2011		2012		2013[2]		Q1 2014	
	Bbls/d	Price ($/gal)	Bbls/d	Price ($/gal)	Bbls/d	Price ($/gal)	Bbls/d	Price ($/gal)
Ethane	1,639	$0.50	762	$0.47	-	-	-	-
Propane	855	$1.00	702	$1.12	67	$1.31	-	-
Iso Butane	-	-	-	-	-	-	-	-
Normal Butane	536	$1.34	415	$1.52	39	$1.71	-	-
Natural Gasoline	295	$1.71	220	$2.01	20	$2.27	-	-
	Bbls/d	Price ($/Bbl)	Bbls/d	Price ($/Bbl)	Bbls/d	Price ($/Bbl)	Bbls/d	Price ($/Bbl)
WTI	704	$83.22	638	$92.47	294	$99.57	105	$99.30
	MMbtu/d	Price ($/MMbtu)	MMbtu/d	Price ($/MMbtu)	MMbtu/d	Price ($/MMbtu)	MMbtu/d	Price ($/MMbtu)
Natural Gas	8,000	$5.40	6,000	$5.02	-	-	-	-

1 WTI prices in $/bbl; WTI Natural Gas prices in $/Mmbut; all other prices in $/gallon
2 NGL hedges are for Q1 2013 only

Commodity Price Risk Management

DCF Sensitivity to Commodity Price Changes - 2011[1]

Change in Natural Gas Price ($/MMbtu)	Change in WTI Price ($/Bbl): Decrease $10.00	Flat	Increase $10.00
Decrease $1.00	$ (1.6)M	$ (0.8)M	$ 0
Flat	$ (0.8)M	$ 0	$ 0.8M
Increase $1.00	$ 0	$0.8M	$ 1.6M

- Regency has length in natural gas due to a concerted effort to minimize "keep-whole" exposure
- A $10.00 per Bbl movement in crude along with the same percentage change in NGL pricing would result in a $0.8 million change to Regency's forecasted DCF for the balance of 2011
- A $1.00 per MMbtu movement in natural gas pricing would result in a $0.8 million change to Regency's forecasted DCF for the balance of 2011

1 Sensitivities are for the balance of 2011

Non-GAAP Reconciliation



REGENCY ENERGY PARTNERS

	Three Months Ended						
	September 30, 2011	June 30, 2011	March 31, 2011	December 31, 2010	September 30, 2010	June 30, 2010	March 31, 2010
				($ in thousands)			
Net income (loss)	$ 30,849	$ 14,837	$ 14,305	$ (8,923)	$ 7,846	$ (9,391)	$ (450)
Add (deduct):							
Interest expense, net	28,852	24,689	20,007	19,791	20,393	22,223	20,564
Depreciation and amortization	41,956	40,503	40,236	33,217	32,429	29,604	27,475
Income tax (benefit) expense	(89)	102	(32)	(143)	450	328	321
EBITDA (1) (2)	**$ 101,568**	**$ 80,131**	**$ 74,516**	**$ 43,942**	**$ 61,118**	**$ 42,764**	**$ 47,910**
Add (deduct):							
Non-cash (gain) loss from commodity and embedded derivatives	(15,056)	(803)	(4,290)	18,922	6,646	9,854	7,191
Non-cash unit based compensation (3)	891	875	921	1,386	303	10,441	1,597
(Gain) loss on asset sales, net	(131)	153	28	78	200	29	284
Income from unconsolidated affiliates	(30,946)	(32,167)	(23,808)	(23,618)	(21,754)	(16,080)	(7,913)
Partnership's ownership interest in Haynesville Joint Venture's adjusted EBITDA (4)	16,885	19,586	19,189	20,374	19,632	16,333	10,675
Partnership's ownership interest in MEP Joint Venture's adjusted EBITDA (5)	26,091	25,243	25,270	24,095	23,163	8,424	-
Partnership's ownership interest in Lone Star Joint Venture's adjusted EBITDA (6)	13,152	10,584	-	-	-	-	-
Loss on debt refinancing, net	-	-	-	15,748	-	-	1,780
Other expense, net	(178)	(146)	(89)	831	346	2,165	90
Adjusted EBITDA (7)	**$ 112,276**	**$ 103,456**	**$ 91,737**	**$ 101,758**	**$ 89,664**	**$ 73,930**	**$ 61,614**

(1) Earnings before interest, taxes, depreciation and amortization.

(2) EBITDA varies from previously disclosed amounts as a result of new accounting pronouncement that requires disclosing non-controlling interest in income separately on the face of the income statement.

(3) The Partnership added non-cash unit based compensation as a reconciling item from EBITDA to adjusted EBITDA. Previous comparative periods have been restated.

(4) 100% of Haynesville Joint Venture's Adjusted EBITDA is calculated as follows:

	September 30, 2011	June 30, 2011	March 31, 2011	December 31, 2010	September 30, 2010	June 30, 2010	March 31, 2010
Net income Haynesville Joint Venture	$ 24,282	$ 30,265	$ 30,156	$ 32,097	$ 30,366	$ 25,871	$ 18,403
Add:							
Depreciation and amortization	9,100	8,664	8,082	8,474	8,902	8,100	6,321
Interest expense, net	395	251	136	171	154	99	102
Other expense, net	5	-	11	15	(149)	11	-
Haynesville Joint Venture's Adjusted EBITDA	$ 33,782	$ 39,180	$ 38,385	$ 40,757	$ 39,273	$ 34,081	$ 24,826

(5) 100% of MEP Joint Venture's Adjusted EBITDA is calculated as follows:

	September 30, 2011	June 30, 2011	March 31, 2011	December 31, 2010	September 30, 2010	June 30, 2010	March 31, 2010
Net income MEP Joint Venture	$21,998	$ 20,276	$ 20,410	$ 18,110	$ 16,351	$ 8,068	$ -
Add:							
Depreciation and amortization	17,401	17,398	17,377	17,402	17,319	5,383	-
Interest expense, net	12,855	12,913	12,855	12,774	12,749	3,431	-
MEP Joint Venture's Adjusted EBITDA	$52,254	$ 50,587	$ 50,642	$ 48,286	$ 46,419	$ 16,882	$ -

(6) 100% of Lone Star Joint Venture's Adjusted EBITDA is calculated as follows:

	September 30, 2011	June 30, 2011	March 31, 2011	December 31, 2010	September 30, 2010	June 30, 2010	March 31, 2010
Net income Lone Star Joint Venture	$ 30,952	$ 27,958	$ -	$ -	$ -	$ -	$ -
Add:							
Depreciation and amortization	12,904	7,139	-	-	-	-	-
Other (income) expense, net	(16)	185	-	-	-	-	-
Lone Star Joint Venture's Adjusted EBITDA	$ 43,840	$ 35,282	$ -	$ -	$ -	$ -	$ -

(7) Adjusted EBITDA differs from previously disclosed amounts as a result of the inclusion of non-cash unit based compensation as a reconciling item to Adjusted EBITDA.

Non-GAAP Reconciliation

	Three Months Ended						
	September 30, 2011	June 30, 2011	March 31, 2011	December 31, 2010	September 30, 2010 [2]	June 30, 2010 [1][2]	March 31, 2010 [1][2]
	($ in thousands)						
Net income (loss)	$ 30,849	$ 14,837	$ 14,305	$ (8,923)	$ 7,846	$ (9,391)	$ (450)
Add (Deduct):							
Operation and maintenance	37,950	33,996	33,560	33,100	34,306	29,717	28,527
General and administrative	17,350	17,551	19,109	18,563	18,072	28,913	15,403
(Gain) loss on asset sales, net	(131)	153	28	3	200	29	284
Depreciation and amortization	41,956	40,503	40,236	33,217	32,205	27,434	24,895
Income from unconsolidated subsidiaries	(30,946)	(32,167)	(23,808)	(23,618)	(21,754)	(16,080)	(7,913)
Interest expense, net	28,852	24,689	20,007	19,791	20,379	22,140	20,482
Loss on debt refinancing, net	-	-	-	15,748	-	-	1,780
Other income and deductions, net	(15,060)	(2,641)	(2,414)	12,232	(7,524)	4,145	3,273
Income tax (benefit) expense	(89)	102	(32)	(143)	450	328	321
Discontinued operations	-	-	-	1,654	(324)	(671)	912
Total Segment Margin [1]	**110,741**	**97,023**	**100,991**	**101,624**	**83,856**	**86,564**	**87,614**
Non-cash Loss (gain) from commodity derivatives	174	2,147	(1,715)	6,816	13,967	5,594	3,806
Adjusted Total Segment Margin [1]	**$ 110,915**	**$ 99,170**	**$ 99,276**	**$ 108,440**	**$ 97,823**	**$ 92,158**	**$ 91,320**
Gathering and Processing Segment Margin	$ 64,716	$ 50,495	$ 53,800	$ 52,915	$ 42,723	$ 49,568	$ 50,802
Non-cash Loss (gain) from commodity derivatives	174	2,147	(1,715)	6,816	13,967	5,594	3,806
Adjusted Gathering and Processing Segment Margin	64,890	52,642	52,085	59,731	56,690	55,162	54,608
Contract Compression Segment Margin [1]	37,957	36,973	41,440	40,855	38,509	37,814	37,030
Contract Treating Segment Margin [1][2]	6,642	7,701	7,251	8,725	2,730	-	-
Corporate & Others Segment Margin [1]	4,767	4,762	5,053	5,341	5,763	4,974	5,014
Inter-segment Elimination	(3,341)	(2,908)	(6,553)	(6,212)	(5,869)	(5,792)	(5,332)
Adjusted Total Segment Margin [1]	**$ 110,915**	**$ 99,170**	**$ 99,276**	**$ 108,440**	**$ 97,823**	**$ 92,158**	**$ 91,320**

(1) Amounts differ from previously disclosed amounts due to the presentation of discontinued operations for the disposition of east Texas assets

(2) Amounts differ from previously disclosed amounts due to functional reorganization of our operating segments

Non-GAAP Reconciliation

		Three Months Ended September 30, 2011 ($ in thousands)
Net cash flows provided by operating activities	$	83,302
Add (deduct):		
Depreciation and amortization, including debt issuance cost amortization and bond premium amortization		(43,492)
Amortization of excess fair value of unconsolidated affiliates		(1,462)
Income from unconsolidated affiliates		32,408
Derivative valuation change		15,834
Gain on asset sales, net		131
Unit-based compensation expenses		(697)
Trade accounts receivables, accrued revenues, and related party receivables		4,451
Other current assets		778
Trade accounts payable, accrued cost of gas and liquids, related party payables and deferred revenues		8,110
Other current liabilities		(27,597)
Distributions received from unconsolidated affiliates		(40,796)
Other assets and liabilities		(121)
Net income	$	30,849
Add (deduct):		
Interest expense, net		28,852
Depreciation and amortization		41,956
Income tax benefit		(89)
EBITDA	$	101,568
Add (deduct):		
Non-cash gain from commodity and embedded derivatives		(15,056)
Non-cash unit-based compensation		891
Gain on asset sales, net		(131)
Income from unconsolidated affiliates		(30,946)
Partnership's interest in Haynesville Joint Venture's adjusted EBITDA		16,885
Partnership's interest in MEP Joint Venture's adjusted EBITDA		26,091
Partnership's interest in Lone Star Joint Venture's adjusted EBITDA		13,152
Other expense, net		(178)
Adjusted EBITDA	$	112,276
Add (deduct):		
Interest expense, excluding capitalized interest		(35,092)
Maintenance capital expenditures		(7,002)
Proceeds from asset disposal		6,258
Distributions to Series A Preferred Units		(1,945)
Other adjustments, net		(1,249)
Cash available for distribution	$	73,246

Gathering & Processing Segment

	Three Months Ended September 30,	
	2011	2010
	($ in thousands)	
Gathering and Processing Segment		
Financial data:		
Segment margin	$ 64,716	$ 42,723
Adjusted segment margin	64,890	56,690
Operating data:		
Throughput (MMbtu/d)	1,292,766	950,583
NGL gross production (Bbls/d)	34,847	26,930

Contract Compression Segment

	Three Months Ended September 30,	
	2011	2010
	($ in thousands)	
Contract Compression Segment		
Financial data:		
Segment margin - Gross	$ 37,957	$ 38,509
Less: Inter-segment elimination	(3,341)	(5,869)
Segment margin, net of inter-segment elimination	34,616	32,640
Operating data:		
Revenue generating horsepower	769,000	754,000

Contract Treating Segment

	Three Months Ended September 30,	
	2011	2010 (1)
	($ in thousands)	
Contract Treating Segment		
Financial data:		
Segment margin	$ 6,642	$ 2,730
Operating data:		
Revenue generating GPM	3,468	3,093

(1) The Partnership acquired Contract Treating segment in September 2010.

Joint Ventures Segment

- The following provides key performance measures for 100% of the Haynesville Joint Venture

	Three Months Ended September 30,	
	2011	2010
	($ in thousands)	
Haynesville Joint Venture		
Financial data:		
Segment margin	$ 43,583	$ 49,121
Operating data:		
Throughput (MMbtu/d)	1,192,203	1,519,716

- The following provides key performance measures for 100% of the MEP Joint Venture

	Three Months Ended September 30,	
	2011	2010
	($ in thousands)	
MEP Joint Venture		
Financial data:		
Segment margin	$ 61,925	$ 56,197
Operating data:		
Throughput (MMbtu/d)	1,320,480	1,365,674

- The following provides key performance measures for 100% of the Lone Star Joint Venture

		Three Months Ended September 30, 2011
		($ in thousands)
Lone Star Joint Venture		
Financial data:		
Segment margin	$	65,372
Operating data:		
West Texas Pipeline Throughput (Bbls/d)		133,149
NGL Fractionation Throughput (Bbls/d)		13,833

Note: The Partnership acquired 30% interest in the Lone Star Joint Venture in May 2011.

Joint Ventures Segment

REGENCY ENERGY PARTNERS

- The following provides a reconciliation of Non-GAAP to GAAP measures for 100% of the Haynesville Joint Venture

	Three Months Ended September 30,	
	2011	2010
Haynesville Joint Venture	($ in thousands)	
Net income	$ 24,282	$ 30,366
Add (Deduct):		
Operation and maintenance	5,509	5,259
General and administrative	4,348	4,347
Loss on asset sales, net	-	106
Depreciation and amortization	9,100	8,902
Interest expense, net	395	154
Other income and deductions, net	(51)	(13)
Total Segment Margin	**$ 43,583**	**$ 49,121**

Note: Calculation represents 100% of Haynesville Joint Venture's Segment Margin.

- The following provides a reconciliation of Non-GAAP to GAAP measures for 100% of the MEP Joint Venture

	Three Months Ended September 30,	
	2011	2010
MEP Joint Venture	($ in thousands)	
Net income	$ 21,998	$ 16,351
Add:		
Operation and maintenance	6,691	8,894
General and administrative	2,981	884
Depreciation and amortization	17,401	17,319
Interest expense, net	12,849	12,749
Other income and deductions, net	5	-
Total Segment Margin	**$ 61,925**	**$ 56,197**

Note: Calculation represents 100% of MEP Joint Venture's Segment Margin.

- The following provides a reconciliation of Non-GAAP to GAAP measures for 100% of the Lone Star Joint Venture

		Three Months Ended September 30, 2011
Lone Star Joint Venture		**($ in thousands)**
Net income	$	30,952
Add:		
Operation and maintenance		16,575
General and administrative		4,958
Depreciation and amortization		12,904
Tax expense		11
Other income and deductions, net		(28)
Total Segment Margin	**$**	**65,372**

Note: Calculation represents 100% of Lone Star Joint Venture's Segment Margin. The Partnership acquired 30% interest in the joint venture in May 2011.